Exhibit 4.19

ANNEX 1

RDA TECHNOLOGIES LIMITED

CONFIGURABLE SYSTEM PRODUCTS

NIC-301, QoS-301, GIC-390, SMC-353

FIXED SYSTEM PRODUCTS

L2C-310, DMC-400

AMBA DESIGNER

TLA Number	LEC-TLA-00547
Legal Counsel	MS
Annex Effective Date	9 February 2012

This Annex 1, when signed by both parties, shall form part of and be incorporated into the Technology Licence Agreement (“TLA”) between the parties (document reference as identified in the table above). Solely for the purposes of interpretation of the TLA with respect to this Annex 1, to the extent that the provisions contained in this Annex 1 conflict with any of the provisions of the TLA the provisions contained in this Annex 1 shall prevail over and shall supersede the conflicting provisions in the TLA.

SECTION 1 - ARM TECHNOLOGY

Key to Disclosure Rights

D	CONFIDENTIAL except disclosure permitted to “Designers” in accordance with Clause 3 of the TLA
M	CONFIDENTIAL except disclosure permitted to “Manufacturers” in accordance with Clause 3 of the TLA
T	CONFIDENTIAL except disclosure permitted to “Test Houses” in accordance with Clause 3 of the TLA
CS	CONFIDENTIAL except disclosure permitted to “Customers” in accordance with Clause 3 of the TLA
N	NON-CONFIDENTIAL

Subsection 1 — Configurable System Products

NIC-301 AMBA 3 Network IC - Per Use

PART A CONTROL SCRIPTS

Part Number	Description	Disclosure Rights	Delivery Date
***	Control Scripts	D	Within ten (10) working days of Annex Effective Date

PART B

Not Applicable

PART C TEMPLATE FILES

Part Number	Description	Disclosure Rights	Delivery Date
***	Synthesis Template Files	D
***	Interconnect Template Files	D	Within ten (10) working days of Annex Effective Date
***	TestBench Template Files	D

PART D DOCUMENTATION

Part Number	Description	Disclosure Rights	Delivery Date
***	Release Notes - PDF	D,CS
***	Technical Reference Manual - PDF	N	Within ten (10) working days of Annex Effective Date
***	Integratn Man and Implementn Guide - PDF	D
***	Errata - PDF	D,CS

QoS-301 ADD-ON FOR AXI IC - Per Use

Rev 1

PART A CONTROL SCRIPTS

Part Number	Description	Disclosure Rights	Delivery Date
***	Control Scripts	D	Within ten (10) working days of Annex Effective Date

PART B

Not Applicable

PART C TEMPLATE FILES

Part Number	Description	Disclosure Rights	Delivery Date
***	Synthesis Template Files	D
***	Interconnect Template Files	D	Within ten (10) working days of Annex Effective Date
***	TestBench Template Files	D

PART D DOCUMENTATION

Part Number	Description	Disclosure Rights	Delivery Date
***	Release Notes - PDF	D,CS
***	Technical Reference Manual - PDF	N	Within ten (10) working days of Annex Effective Date
***	Errata - PDF	D,CS

GIC-390 Generic Interrupt Ctlr - Per Use

Rev 1

PART A - CONTROL SCRIPTS

Part Number	Description	Disclosure Rights	Delivery Date
***	Configuration Control Scripts	D	Within ten (10) working days of Annex Effective Date

PART B - CONFIGURATION FILES

Part Number	Description	Disclosure Rights	Delivery Date
***	Example Configuration Files	D	Within ten (10) working days of Annex Effective Date

PART C - TEMPLATE FILES

Part Number	Description	Disclosure Rights	Delivery Date
***	Synthesis LEC Template Files	D
***	Synthesisable Verilog Template Files	D
***	Verification Template Files	D	Within ten (10) working days of Annex Effective Date
***	Verilog OVL Assertions	D
***	System Verilog Assertions (SVA)	D
***	AXI Protocol Support Synthesizable Verlg	D

PART D - DOCUMENTATION

Part Number	Description	Disclosure Rights	Delivery Date
***	Technical Reference Manual - PDF	N
***	Implementation Guide - PDF	D
***	Integration Manual - PDF	D	Within ten (10) working days of Annex Effective Date
***	Configuration Guide - PDF	D
***	Release Notes - PDF	D,CS
***	Errata - PDF	D,CS

SMC-353 SRAM NOR + NAND FLASH MCTLR -PU

Rev 1

PART A - CONTROL SCRIPTS

Part Number	Description	Disclosure Rights	Delivery Date
***	Configuration Control Scripts	D	Within ten (10) working days of Annex Effective Date

PART B - CONFIGURATION FILES

Part Number	Description	Disclosure Rights	Delivery Date
***	Example Configuration Files	D	Within ten (10) working days of Annex Effective Date

PART C - TEMPLATE FILES

Part Number	Description	Disclosure Rights	Delivery Date
***	Synthesis LEC Template Files	D
***	Synthesisable Verilog Template Files	D	Within ten (10) working days of Annex Effective Date
***	Verification Template Files	D

PART D - DOCUMENTATION

Part Number	Description	Disclosure Rights	Delivery Date
***	Technical Reference Manual PDF	N
***	Implementation Guide - PDF	D
***	Integration Manual PDF	D	Within ten (10) working days of Annex Effective Date
***	Configuration Guide - PDF	D
***	Release Notes - PDF	D,CS
***	Errata - PDF	D,CS

Subsection 2 — Fixed System Products

L2C-310 AXI L2 CACHE CTRL - Per Use

PART A - SYNTHESIZABLE VERILOG

Part Number	Description	Disclosure Rights	Delivery Date
***	Synthesizable Verilog	D	Within ten (10) working days of Annex Effective Date

PART B - SYNTHESIS SCRIPTS

Part Number	Description	Disclosure Rights	Delivery Date
***	Synopsys Synthesis Scripts	D
***	PL310 IP-XACT DESCRIPTIONS	D,CS	Within ten (10) working days of Annex Effective Date
***	RTL to Netlist Formality LEC Script	D
***	RTL to Netlist Conformal LEC Script	D

PART C - TESTBENCHES

Part Number	Description	Disclosure Rights	Delivery Date
***	Verification Testbench Verilog	D	Within ten (10) working days of Annex Effective Date
***	Integration Testbench Verilog	D

PART D - TEST VECTORS

Part Number	Description	Disclosure Rights	Delivery Date
***	Vectors for Functional Verification	D	Within ten (10) working days of Annex Effective Date

PART E - DOCUMENTATION

Part Number	Description	Disclosure Rights	Delivery Date
***	Level-2 Cache Contoller TRM - PDF	N
***	Implementation Guide - PDF	D
***	MBIST Technical Reference Manual - PDF	D,CS	Within ten (10) working days of Annex Effective Date
***	Release Note - PDF	D
***	Level-2 Cache Controller - Errata - PDF	D

DMC-400 DDR3+LPDDR2 - PER USE

Rev 1

PART A - SYNTHESISABLE VERILOG

Part Number	Description	Disclosure Rights	Delivery Date
***	Synthesizable Verilog	D	Within ten (10) working days of Annex Effective Date

PART B - SYNTHESIS SCRIPTS

Part Number	Description	Disclosure Rights	Delivery Date
***	Synopsys Synthesis Scripts	D
***	RTL to Netlist Formality LEC Script	D	Within ten (10) working days of Annex Effective Date
***	IP-XACT descriptions	D

PART C - TESTBENCHES

Part Number	Description	Disclosure Rights	Delivery Date
***	Verification Testbench Verilog	D	Within ten (10) working days of Annex Effective Date

PART D - TEST VECTORS

Part Number	Description	Disclosure Rights	Delivery Date
***	Vectors for Functional Verification	D	Within ten (10) working days of Annex Effective Date

PART E - DOCUMENTATION

Part Number	Description	Disclosure Rights	Delivery Date
***	Technical Reference Manual - PDF	N
***	Implementation Guide - PDF	D
***	Integration Manual - PDF	D	Within ten (10) working days of Annex Effective Date
***	Release Notes - PDF	D,CS
***	Errata - PDF	D,CS

Subsection 3 — AMBA Designer

AMBA DESIGNER

PART A - Documentation

Part Number	Description	Disclosure Rights	Delivery Date
***	AMBA Designer Release Notes	D	Within ten (10) working days of Annex Effective Date
***	AMBA Designer User Guide (PDF Format)	N

PART B - Software

Part Number	Description	Disclosure Rights	Delivery Date
***	AMBA Designer	D	Within ten (10) working days of Annex Effective Date

PART C - Third Party Tools

Part Number	Description	Disclosure Rights	Delivery Date
***	AMBA Designer Third Party Tools	N	Within ten (10) working days of Annex Effective Date

SECTION 2 - LICENCE AND SPECIAL CONDITIONS

A.                                   Definitions

A.1                             “AMBA Designer” means the program identified in Section 1 Subsection 3 Part B of this Annex 1.

A.2                             “AMBA Designer Documentation” means the documentation identified in Section 1 Subsection 3 Part A of this Annex 1.

A.3                             “AMBA Specifications” mean any or all of the specifications available at http://infocenter.arm.com/help/topic/com.arm.doc.set.amba/index.html

A.4                             “ARM Compliant Product” means an integrated circuit which incorporates any or all of the Configurable System Products and Fixed System Products licensed under Section 1 Subsections 1 and 2 of this Annex 1 and may or may not include a CPU, provided that where such integrated circuit incorporates a CPU then such CPU is either: (i) a CPU manufactured under licence from ARM; or (ii) a CPU other than a CPU manufactured under licence from ARM, provided that such CPU is not: (a) substantially compliant with the ARM instruction sets licensed by ARM from time to time; or (b) marketed as being compliant with the ARM instruction sets licensed by ARM from time to time.

A.5                            “Configurable System Product(s)” means the peripheral devices described in the Technical Reference Manual identified in the relevant Section 1 Subsection 1 Parts D of this Annex 1.

A.6                            “Configuration File” means the program identified in the relevant Section 1 Subsection 1 Parts B of this Annex 1.

A.7                            “Control Scripts” means the programs identified in relevant Section 1 Subsection 1 Parts A of this Annex 1.

A.8                            “Design Start” means the earlier of any of the following; (i) the date that LICENSEE first synthesises the Synthesisable RTL for an ARM Compliant Product; (ii) the date that LICENSEE enters into a contract with a third party for the design of an ARM Compliant Product; or (iii) the date that LICENSEE delivers any ARM Technology or derivatives thereof, to a Customer pursuant to the licenses granted in this Annex 1.

A.9                            “Documentation” means (i) with respect to the Configurable System Products the documentation identified in the relevant Section 1 Subsection 1 Parts D of this Annex 1; and (ii) with respect to the Fixed System Products the documentation identified in the relevant Section 1 Subsection 2 Parts E of this Annex 1.

A.10                     “Download” means the removal or copying of any or all of the relevant ARM Technology in respect of each ARM Compliant Product from the secure area on www.connect.arm.com.

A.11                     “Fixed System Product(s)” means the peripheral devices described in each Peripheral Technical Reference Manual identified in the relevant Section 1 Subsection 2 Parts E of this Annex 1.

A.12                     “IP-XACT Descriptions” means the IP-XACT descriptions generated by or for LICENSEE using the Template Files, Control Scripts and Configuration File, as described in the relevant Documentation.

A.13                     “Licensed Product” means any or all, as the context admits, of ARM’s products which are capable of being configured using AMBA Designer and which are licensed by ARM to LICENSEE under a separate current and valid licence agreement with ARM.

A.14                     “Release Note” means for each Fixed System Product the release note identified in the relevant Section 1 Subsection 2 Parts E of this Annex 1.

A.15                      “Seat” means a licence to use a single copy of AMBA Designer in accordance with the licence grants in Section 2 of this Annex 1.

A.16                      “Separate Files” means the libgcc_s GNU standard C library in shared library binary format together with a file containing information on libstdc++ runtime exception from http://gcc.gnu.org.

A.17                     “Synthesis Scripts” means (i) with respect to the Configurable System Products the synthesis scripts generated by or for LICENSEE using the Template Files, Control Scripts and Configuration File, as described in the relevant Documentation; and (ii) with respect to the Fixed System Products the programs identified in the relevant Section 1 Subsection 2 Parts B of this Annex 1.

A.18                     “Synthesisable RTL” means (i) with respect to the Configurable System Products the synthesizable RTL generated by or for LICENSEE using the Template Files, Control Scripts and Configuration File, as described in the relevant Documentation; and (ii) with respect to the Fixed System Products the Synthesisable RTL identified in the relevant Section 1 Subsection 2 Parts A of this Annex 1.

A.19                      “Template Files” means the programs identified in the relevant Section 1 Subsection 1 Parts C of this Annex 1.

A.20                      “Test Benches” means (i) with respect to the Configurable System Products the programs generated by or for LICENSEE using the Template Files, Control Scripts and Configuration File, as described in the relevant Documentation; and (ii) with respect to the Fixed System Products the programs identified in the relevant Section 1 Subsection 2 Parts C of this Annex 1.

A.21                      “Test Vectors” means the data files identified in the relevant Section 1 Subsection 2 Parts D of this Annex 1.

A.22                      “Third Party Tools” means those tools set out in Section 1 Subsection 3 Part C of this Annex 1.

A.23                     “Unique ARM Compliant Product” means:

(i)                                     an unlimited number of units of a single design for an ARM Compliant Product which has been taped out and given a unique part number; and

(ii)                                  an unlimited number of units of any derivatives of the ARM Compliant Products referred to in Clause A.23(i), provided that:

(a)                                  such derivatives result only from any or all of the following modifications; (1) the implementation by LICENSEE of an Update delivered by ARM to some or all of the ARM Technology; (2) the correction of errors in such ARM Compliant Products to achieve conformance with the original specification for such design; and (3) a version of such ARM Compliant Product that has been ported to a different set of process design rules but is otherwise functionally unmodified (except to the extent accommodated by this definition); and

(b)                                  except as provided below, no more than one such derivative for the ARM Compliant Product referred to in Clause A.23(i) is being manufactured for LICENSEE at any time. LICENSEE shall be permitted to concurrently manufacture the derivative and the design from which such derivative was derived; (i) indefinitely if the derivative is a result of Clause A.23(ii)(a)(1) or Clause A.23(ii)(a)(2); and (ii) if the derivative is a result of Clause A.23(ii)(a)(3), then for a period of six (6) months from the date of first manufacture of the new derivative.

B.                                   Licence

B.1                            Subject to the provisions of Clause 3 of the TLA and Clause C below, ARM hereby grants, to LICENSEE, a non-transferable (subject to Clause 16.3 of the TLA), non-exclusive, world-wide licence for the Term to:

Configurable System Products

(i)                  use, copy and modify (solely to the extent necessary to document any changes to the ARM Technology permitted under this Annex 1) distribute and have distributed the Documentation;

(ii)               use and copy the Template Files and Control Scripts solely for the purposes of designing and having designed (subject to the provisions of Clause 2.2 of the TLA) the Synthesizable RTL, the Synthesis Scripts, the Test Bench and the IP-XACT Descriptions;

(iii)            use, copy and modify the Configuration File solely for the purpose of designing and having designed (subject to the provisions of Clause 2.2 of the TLA) the Synthesizable RTL, the Synthesis Scripts, the Test Bench and the IP-XACT Descriptions;

(iv)           use, copy, and modify (provided that the logical functionality of the Configurable System Product is preserved) the Synthesisable RTL, Synthesis Scripts and IP-XACT Descriptions solely for the purposes of designing and having designed (subject to the provisions of Clause 2.2 of the TLA) ARM Compliant Products;

(v)              use, copy, and modify (provided that the logical functionality of the Test Bench is preserved) the Test Bench solely for the purposes of testing and having tested (subject to the provisions of Clause 2.5 of the TLA) ARM Compliant Products;

Fixed System Products

(vi)           use, copy and modify (solely to the extent necessary to document any changes permitted under this Annex 1), distribute and have distributed (subject to the provisions of Clause 2.2 of the TLA) the Documentation;

(vii)        use, copy, and modify (provided that the logical functionality of the Fixed System Product is preserved) the Synthesisable RTL and the Synthesis Scripts only for the purposes of designing and having designed (subject to the provisions of Clause 2.2 of the TLA) ARM Compliant Products;

(viii)     use, copy, and modify (solely for the purpose of testing each Fixed System Product licensed under   this Annex 1 including any modified versions thereof created under the licence granted in Clause B.1 (ii)) the Test Benches and the Test Vectors only for the purposes of designing and having designed (subject to the provisions of Clause 2.2 of the TLA) ARM Compliant Products;

AMBA Designer

(ix)                             use and copy AMBA Designer and the AMBA Designer Documentation solely for the purposes of designing and having designed (subject to the provisions of Clause 2.2 of the TLA and Clause C below) an integrated circuit which incorporates a Licensed Product and a bus that is compatible with the AMBA Specifications;

General

(x)                   manufacture and have manufactured by Manufacturer(s) (subject to the provisions of Clause 2.4 of the TLA) the Unique ARM Compliant Products created under the licences granted in Clauses B.1(i) to B.1(viii); and

(xi)                test and have tested (subject to the provisions of Clause 2.5 of the TLA) the Unique ARM Compliant Products manufactured under the licences granted in Clause B.1(x);

(xii)             package and have packaged (subject to the provisions of Clause 2.6 of the TLA), the Unique ARM Compliant Products manufactured under the licences granted in Clause B.1(x); and

(xiii)          sell, supply and distribute the Unique ARM Compliant Products manufactured under the licences granted in Clause B.1(x).

C.                                   Special Conditions

1                                         Confidentiality

C.1                             In respect of the Configurable System Products only, LICENSEE hereby agrees that the Synthesisable RTL, the Synthesis Scripts, the IP-XACT Descriptions and the Test Bench and any translation, modification, compilation, abridgement or other form in which the Synthesisable RTL, the Synthesis Scripts, the IP-XACT Descriptions or the Test Bench have been recast, transformed or adapted created by LICENSEE in accordance with the licences granted in this Annex 1 contain ARM’s Confidential Information and shall be maintained in confidence in accordance with the provisions of Clause 3 of the TLA.

C.2                             In respect of the Configurable System Products only, the provisions of Clause 3.3 of the TLA shall be replaced as follows:

2                                         Permitted Disclosure to Designers

3                                         3.3                               LICENSEE may disclose; (i) the ARM Technology marked “D” in any Annex 1 and any translation, modification, compilation, abridgement or other form in which the ARM Technology marked “D” has been recast, transformed or adapted; and (ii) the Synthesisable RTL, the Synthesis Scripts, the IP-XACT Descriptions and the Test Bench and any translation, modification, compilation, abridgement or other form in which the Synthesisable RTL, the Synthesis Scripts, the IP-XACT Descriptions or the Test Bench have been recast, transformed or adapted to a Designer pursuant to the exercise of the have designed rights (if granted in Section 2 of the relevant Annex 1) solely for the purposes of having ARM Compliant Products or devices for use solely in conjunction with ARM Compliant Products designed for LICENSEE by such third party and under a non-disclosure agreement containing substantially similar terms to this Clause 3, including the confidentiality period for each deliverable determined in accordance with the provisions of Clause 3.1.

C.3                            LICENSEE hereby acknowledges that a valid licence to ARM’s tool known as AMBA Designer is required to enable generation of the Synthesisable RTL, Synthesis Scripts, IP-XACT Descriptions and Test Bench in respect of the Configurable System Products known as NIC-301 and QOS-301.

C.4                            LICENSEE hereby acknowledges that the Configurable System Product known as QOS-301 is a supplemental product to the Configurable System Product known as NIC-301 and is not designed to be used independently, therefore a valid licence to the Configurable System Product known as NIC-301 is required to enable use of the Configurable System Product known as QOS-301.

C.5                            Notwithstanding the provisions of Clause 12 of the TLA, ARM shall not be obligated to provide a patent indemnity to LICENSEE in respect of the Fixed System Product known as DMC-400 licensed under this Annex 1.

Third Party Tools and Separate Files

C.6                             The Third Party Tools are delivered subject to separate third party licenses which can be found at http://www.apache.org/licenses/,  http://www.activestate.com/activepython/license/, http://www.activestate.com/activetcl/license/, http://www.activestate.com/activeperl/license/.  The Separate Files are delivered subject GNU General Public Licence, version 2 (with special runtime or similar exceptions).    LICENSEE warrants that prior to use of the Third Party Tools and Separate Files they shall have entered into such license for the Third Party Tools and Separate Files.

C.7                             The Third Party Tools and Separate Files are provided “AS IS” and ARM expressly disclaims all representations, warranties, conditions or other terms, express or implied, including without limitation the implied warranties of non- infringement, satisfactory quality, and fitness for a particular purpose. The provisions of Clauses 7, 8, 10.2, 11.1 and 12 of the TLA shall not apply to the Third Party Tools and Separate Files.

AMBA Designer

C.8                            LICENSEE may install and use the AMBA Designer and licence keys on computers which are owned or controlled by LICENSEE and which are either; (i) located at LICENSEE’s premises; or (ii) portable computers which remain in the possession and control of LICENSEE’s employees when outside such premises. The Seats in use shall be limited at all times to the number for which LICENSEE has a licence under this Agreement and for the time period authorised by ARM by licence key. Each licence key shall be limited to a single item of LICENSEE’s computer hardware (host ID) on which the licence key is initially installed, except where ARM may separately agree in writing to re-host any licence key.  LICENSEE may only use the AMBA Designer onsite at LICENSEE’s premises, except when used offsite by a LICENSEE employee (but not a sub-contractor), on a portable computer, as part of his or her normal work activities, and only for LICENSEE’s benefit.  LICENSEE hereby acknowledges that the functionality available to LICENSEE shall be limited to the functionality enabled by valid licence keys. LICENSEE shall be entitled to receive one (1) Seat of AMBA Designer.

C.9                             LICENSEE acknowledges that a valid Seat of AMBA Designer is required to permit LICENSEE or a Designer to exercise the right granted in Clause B.1(ix) above.  LICENSEE further acknowledges that, notwithstanding the licence granted in Clause B.1(ix) above, each licence key is valid for the Term in respect of each Seat of AMBA Designer and LICENSEE is not entitled to further licence keys under this Annex 1 during the Term unless otherwise agreed by the parties and subject to additional fees to be agreed.

D.                                    IP access model Provisions

Number of Unique ARM Compliant Products

D.1                            Under this Annex 1, LICENSEE shall have the right to exercise the licenses granted under Clause B.1 of this Annex 1 for an unlimited number of Unique ARM Compliant Products, provided that for each such Unique ARM Compliant Product LICENSEE pays to ARM the respective Use Fee as set out in, and in accordance with the provisions of Section 8 of this Annex 1.

Audit

D.2                            In addition to the audit requirements in Clause 6.6 of the TLA, the Auditors shall be entitled to review; (i) the ARM Technology which has been Downloaded by LICENSEE; (ii) Design Starts for any Unique ARM Compliant Products; and (iii) any information necessary to substantiate and verify the data submitted to ARM by LICENSEE in any Usage Report provided in accordance with Section 8. LICENSEE’s books and records relevant to verification of the information which LICENSEE is obliged to report pursuant to this Clause, shall be retained by LICENSEE for at least six (6) years after the end of the period to which the Download, Design Start or Usage Report relates.

E.                                    Limitation of Liability

E.1         For the purposes of this Annex 1, delete Clause 13.2 of the TLA and replace with the following:

“13.2     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS TLA, THE MAXIMUM LIABILITY OF ARM TO LICENSEE IN AGGREGATE FOR ALL CLAIMS MADE AGAINST ARM IN CONTRACT TORT OR OTHERWISE UNDER OR IN CONNECTION WITH EACH ARM DELIVERABLE (AS DEFINED BELOW) LICENSED UNDER AN ANNEX 1 SHALL NOT EXCEED THE USE FEES PAID TO ARM IN RESPECT OF THAT ARM DELIVERABLE. THE EXISTENCE OF MORE THAN ONE CLAIM OR SUIT WILL NOT ENLARGE OR EXTEND THE LIMIT. LICENSEE RELEASES ARM FROM ALL OBLIGATIONS, LIABILITY, CLAIMS OR DEMANDS IN EXCESS OF THIS LIMITATION”

“ARM Deliverable” means an individual product being part of the ARM Technology delivered under an Annex 1 where such product has an associated Use Fee in Section 8 of the relevant Annex 1.

SECTION 3 — VERIFICATION

Not applicable.

SECTION 4 - SUPPORT LIMITATION

4.1                               Except as provided below, the maximum number of man hours that ARM shall be obligated to expend on any individual support case submitted to ARM by LICENSEE shall be capped at sixteen (16).

4.2                               If ARM reasonably believes that any individual support case will exceed the support cap referred to above, ARM and LICENSEE will mutually agree a plan of action for resolution of the support case.

4.3                               If a support case results in a defect being identified, any time associated with correcting such defect will not be logged against such support case.

4.4                               If ARM, at ARM’s discretion, determines that LICENSEE has entered multiple cases which relate to the same support problem, ARM shall be entitled to compile these into a single case which in aggregate will be subject to the cap referred to above.

4.5                               If ARM agrees to provide support at LICENSEE’s premises in accordance with the provisions of Clause 7.3 of the TLA, any time spent at LICENSEE’s premises including travel shall not be included as part of the support cap.

SECTION 5 - TRAINING REQUIREMENT

Not applicable.

SECTION 6 - TRADEMARKS

Trademark	Registered/ Unregistered

Part A
ARM w/bar [logo] Exhibit A	Registered

Part B
ARM Powered [logo] Exhibit B	Registered

Part C
ARM [logo] Exhibit C	Registered

Part D
ARM Connect Community Partner [logo] Exhibit D	Unregistered

Part E
ARM	Registered

SECTION 7 — TERM

Unless terminated earlier in accordance with the provisions of Clause 14 of the TLA, this Annex 1 shall continue in force for a period of three (3) years.

SECTION 8 - FEES AND ROYALTIES

Fees

“Product Annexes”, “Pre-Paid Licence Fees” and “Access Fees” shall have the meanings as defined in the MP Core annex (document number LES-ANX-20356)

Use Fees

Subject to the provisions of this Section 8, for each Unique ARM Compliant Product developed under this Annex 1, LICENSEE shall pay to ARM the relevant Use Fees set out below:

ARM Technology	Use Fee (US$)
Each Unique ARM Compliant Product containing NIC-301	See Use Fee Table as set out in Section 8 of the MP Core annex document LES-ANX-20356
Each Unique ARM Compliant Product containing QoS-301	See Use Fee Table as set out in Section 8 of the MP Core annex document LES-ANX-20356
Each Unique ARM Compliant Product containing GIC-390	See Use Fee Table as set out in Section 8 of the MP Core annex document LES-ANX-20356
Each Unique ARM Compliant Product containing SMC-353	See Use Fee Table as set out in Section 8 of the MP Core annex document LES-ANX-20356
Each Unique ARM Compliant Product containing L2C-310	See Use Fee Table as set out in Section 8 of the MP Core annex document LES-ANX-20356
Each Unique ARM Compliant Product containing DMC-400	See Use Fee Table as set out in Section 8 of the MP Core annex document LES-ANX-20356
AMBA DESIGNER	See Use Fee Table as set out in Section 8 of the MP Core annex document LES-ANX-20356

The Use Fee payable to ARM by LICENSEE shall be due to ARM as follows:-

(i)                                    Upon first Download of the ARM Technology; and

(ii)                                 Upon Design Start of the second and each subsequent Unique ARM Compliant Product incorporating such ARM Technology.

All Use Fees shall be due at the end of the Quarter in which the Download or Design Start has occurred as applicable. Notwithstanding the foregoing, LICENSEE shall not be obligated to pay the whole or any part of any Use Fees, to ARM under the Product Annexes, until such time as the aggregate Use Fees which LICENSEE is obligated to pay to ARM under the Product Annexes has exceeded the amount of the Pre-Paid License Fee that has become due to ARM.

Where any Pre-Paid Licence Fees have not become due, invoices raised by ARM for amounts that exceed the amount of the Pre-Paid Licence Fee that has become due to ARM will be set off against any subsequent milestone payments for the Pre-Paid Licence Fee that have not yet become due to ARM.

Access to ARM Technology in the Product Annexes

For the avoidance of doubt, LICENSEE will not be able to Download any ARM technology licensed under the Product Annexes during any year of Term unless LICENSEE has paid the Access Fees for the relevant period.

Entitlement to Support and Maintenance Services.

In respect of each of the ARM Technology licenced under the Product Annexes, in addition to paying the Access Fee for the relevant period, LICENSEE must pay the Support and Maintenance Fees for the relevant period to be entitled to request Support and Maintenance Services in respect of such ARM Technology licensed under the Product Annexes.

USAGE REPORTS

8.1                               For the purposes of this Annex 1 the provisions of Clause 6.3 of the TLA shall be replaced with the following:

“Usage Report

6.3                               LICENSEE shall submit to ARM a report (each a “Usage Report”) within thirty (30) days after the end of every Quarter. Each Usage Report shall contain the following information relating to each ARM Compliant Product and which shall be substantially in the form set out below;

Part Number	Internal Project Name	Foundry and Process	ARM Technology	Project Status	Production Status	Tape Out Type	Last Tape Out Date	Wafer Quantity

Each Usage report shall be submitted online at http://designstart.arm.com under the “My Account” link listed under the ARM Products and Services heading.

8.2                               For the purposes of this Annex 1 the provisions of Clause 6.6 of the TLA shall be replaced with the following:

“Audit Rights

6.6                               Subject to the provision of at least (30) days prior written notice, ARM or its agent shall have the right to conduct up to one (1) audit in any twelve (12) month period of LICENSEE’s relevant books and records to verify the information which LICENSEE is obliged to report pursuant to Clause 6.3 of the TLA.  Audits performed under this Clause 6.6 shall be conducted; (i) during normal business hours; and (ii) at ARM’s sole expense.  LICENSEE’s books and records relevant to verification of the information which LICENSEE is obliged to report pursuant to Clause 6.3 of the TLA, shall be retained by LICENSEE for at least six (6) years after the end of the period to which the Usage Report relates.”

Invoice address: 6/F, Building 4, 690 Bibo Road, Pudong, Shanghai 201203, PRC

Royalties

Not applicable.

SECTION 9 - MARKETING

Notwithstanding anything to the contrary contained in the TLA either party may disclose to third parties that LICENSEE is a licensee of the ARM Technology licensed under this Annex 1. Except as expressly provided in the TLA, no right is granted to either party to disclose the terms and conditions of the TLA or this Annex 1.

Within sixty days (60) days of the Annex Effective Date the parties shall mutually agree the terms and method of issuance of a written announcement, which may be a press release, relating to the technology licensed under this Annex 1 and the relationship of the parties.

All communications for the above marketing activities shall be sent to the following contacts

ARM Marketing Contact	LICENSEE Marketing Contact

Director of Corporate Communications
CommsDirector@arm.com
110 Fulbourn Road
Cambridge
CB1 9NJ

IN WITNESS WHEREOF the parties have caused this Annex 1 to be signed by their duly authorised representatives:

ARM LIMITED		RDA TECHNOLOGIES LIMITED

BY:	/s/ Mike Inglis	BY:	/s/ Vincent Tai

NAME:	Mike Inglis	NAME:	Vincent Tai

TITLE:	Chief Commercial Officer	TITLE:	CEO

DATE:	27-4-2012	DATE:	2012.2.9